Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for Second Quarter Ended June 27, 2021

Cautionary Notes and Forward-Looking Statements  Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the impact of the COVID-19 pandemic, efforts to contain the pandemic and resulting economic downturn on our operations and financial condition, including the risk that our health and safety measures at Pilgrim’s Pride production facilities will not be effective, the risk that we may be unable to prevent the infection of our employees at these facilities, and the risk that we may need to temporarily close one or more of our production facilities; the risk that we may experience decreased production and sales due to the changing demand for food products; the risk that we may face a significant increase in delayed payments from our customers; and additional risks related to COVID-19 set forth in our most recent Form 10-K and Form 10-Q filed with the SEC; matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channel, including anti-dumping proceedings and countervailing duty proceedings; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward- looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements.. 2

 Trailing 8-Month placements up 1.8% vs. year ago. Pullet Placements Up 7.9% in Q2 2021 as June Placements Significantly Higher Than June 2020 Source: USDA 3 Intended Pullet Placements - 2,000 4,000 6,000 8,000 10,000 12,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th o u sa n d H e a d 2020 2021 5 Yr. Avg.

Hatching Layers Maintain YoY Growth While Eggs/100 Trend Above 2020 Levels Source: USDA 4  Increased broiler layer flock and improvements in eggs/100 contributing to 2.1% YTD growth in domestic egg availability 1,500 1,550 1,600 1,650 1,700 1,750 1,800 1,850 1,900 1,950 2,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Eg g s Eggs/100 2020 2021 5 Yr. Avg. 50,000 52,000 54,000 56,000 58,000 60,000 62,000 64,000 66,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec H e a d ( 00 0) Broiler Type Hatching Layers 2020 2021 5 Yr. Avg.

5 Hatchery Utilization Above 5 Year Average in Q2 2021 Source: Agristats 78.0% 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% 96.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec % 2020 2021 5 Yr. Avg.

Egg Sets Trended Above 2019 and 2020 in Q2 2021; Hatchability Struggles Continued During the Quarter Source: USDA 6 170,000 180,000 190,000 200,000 210,000 220,000 230,000 240,000 250,000 Th o us a nd s o f E g g s Chicken Egg Sets by Week - USDA 5 Year Range 2019 2020 2021 5 Yr. Avg. 74.0% 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% 81.0% 82.0% 83.0% % Chicken Hatchability by Week - USDA 5 Year Range 2019 2020 2021 5 Yr. Avg.

Source: USDA 7 Average Broiler Placements Increased 3.8% in Q2 2021 YoY, but Ended the Quarter Trending Below Q2 2019 160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 H e ad ( 0 00 ) Chicken Broiler Placed by Week- USDA 5 Year Range 2019 2020 2021 5 Yr. Avg.

Source: USDA 8 Heavier Bird Weight Categories Continue to Gain Headcount Share 23.0% 24.4% 26.9% 26.1% 25.5% 25.3% 24.8% 22.7% 21.8% 20.9% 20.3% 42.9% 40.7% 35.5% 35.0% 32.2% 31.2% 30.4% 30.2% 28.7% 27.4% 25.7% 19.1% 19.3% 19.4% 19.3% 20.9% 22.5% 23.6% 25.4% 26.2% 27.6% 29.0% 15.1% 15.6% 18.3% 19.7% 21.4% 20.9% 21.2% 21.7% 23.3% 24.1% 25.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75

Cold Storage Inventories Below 2020 and 5 Yr. Average Source: USDA  Breast meat inventories end quarter at lowest levels since October 2019  Wings inventories still almost 18% below year ago levels  LQ inventories are flat vs. June 2020, but remain 27% below 5 year average 9 500,000 600,000 700,000 800,000 900,000 1,000,000 1,100,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (0 00 ) Total Chicken Inventories 2019 2020 2021 5 Yr. Avg.

Cutout Remained Well Above 5 Year Range Throughout Q2 2021 Source: PPC, EMI 10 112.96 40.00 50.00 60.00 70.00 80.00 90.00 100.00 110.00 120.00 130.00 1/ 8 1/ 22 2/ 5 2/ 19 3/ 5 3/ 19 4/ 2 4/ 16 4/ 30 5/ 14 5/ 28 6/ 11 6/ 25 7/ 9 7/ 23 8/ 6 8/ 20 9/ 3 9/ 17 10 /1 10 /1 5 10 /2 9 11 /1 2 11 /2 6 12 /1 0 12 /2 4 1/ 7 Ce nt s/ Lb 5 Year Range 2019 2020 2021 5 Yr. Avg.

Source: USDA 11 Pricing for Main Cuts Elevated Throughout Q2 2021; Tenders Continue to Climb 46.13 20.00 25.00 30.00 35.00 40.00 45.00 50.00 1/ 5 2/ 4 3/ 6 4/ 5 5/ 5 6/ 4 7/ 4 8/ 3 9/ 2 10 /2 11 /1 12 /1 Ce nt s/ Lb USDA Leg Quarters NE 5 Year Range 2019 2020 2021 5 Year Average 180.57 75.00 95.00 115.00 135.00 155.00 175.00 195.00 215.00 235.00 1/ 5 2/ 4 3/ 6 4/ 5 5/ 5 6/ 4 7/ 4 8/ 3 9/ 2 10 /2 11 /1 12 /1 Ce nt s/ Lb USDA Boneless/Skinless Breast NE 5 Year Range 2019 2020 2021 5 Year Average 315.66 75.00 125.00 175.00 225.00 275.00 325.00 375.00 1/ 5 2/ 4 3/ 6 4/ 5 5/ 5 6/ 4 7/ 4 8/ 3 9/ 2 10 /2 11 /1 12 /1 Ce nt s/ Lb USDA Whole Wings NE 5 Year Range 2019 2020 2021 5 Year Average 288.27 75.00 125.00 175.00 225.00 275.00 325.00 1/ 5 2/ 4 3/ 6 4/ 5 5/ 5 6/ 4 7/ 4 8/ 3 9/ 2 10 /2 11 /1 12 /1 Ce nt s/ Lb USDA Tenders NE 5 Year Range 2019 2020 2021 5 Year Average

12 WOG Pricing Remained Above 5 Yr. Average Throughout Q2 2021 Source: EMI 102.2 60.0 70.0 80.0 90.0 100.0 110.0 120.0 1/ 3 1/ 17 1/ 31 2/ 14 2/ 28 3/ 13 3/ 27 4/ 10 4/ 24 5/ 8 5/ 22 6/ 5 6/ 19 7/ 3 7/ 17 7/ 31 8/ 14 8/ 28 9/ 11 9/ 25 10 /9 10 /2 3 11 /6 11 /2 0 12 /4 12 /1 8 Ce nt s/ Lb . EMI WOG 2.5-4.0 LBS 5 Year Range 2019 2020 2021 5 Year Average

Corn Stocks Remain Tight  US corn stocks continues to be lowered by USDA, tightening old crop stocks similar to levels last seen in 2013  The market is focusing the current summer weather for indications about new crop supply Source: USDA 13

Soybean Stocks Remain Tight  Old crop soybean stocks are forecasted to be at the lowest levels since 2013/14  New crop supplies are forecasted to increase modestly assuming trend line yields Source: USDA 14

Second Quarter 2021 Financial Review

Main Indicators ($M)	Q2-21	Q2-20
Net Revenue	3,637.7	2,824.0
Gross Profit	380.2	119.9
SG&A	503.8	92.6
Operating Income (loss)	(123.1)	27.3
Net Interest	49.8	31.2
Net Income (loss)	(166.5)	(6.4)
Earnings Per Share (EPS)	(0.68)	(0.02)
Adjusted EBITDA*	371.6	112.2
*Adjusted EBITDA Margin**	*10.2%*	*4.0%*

* This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP.

- U.S.: QSR and retail maintaining strength while commodity continued momentum due to better foodservice demand; labor tightness impacting product mix; Mexico: Strength continues on balanced supply/demand conditions, improving macro; UK/Europe: Higher feed, lower pig pricing, and China export constraints; partially offset by certain sales price increases and operational improvements.
- SG&A higher due to aggregate legal contingency accrual of $396 million in the U.S.
- Adjusted Q2 2021 EBITDA growth reflects the benefits of our portfolio balance, Key Customer strategy, and geographical diversification.

In $M	U.S.	EU	MX
Net Revenue	2,248.5	935.8	453.4
Operating Income	(224.2)	21.8	79.2
Operating Income Margin	*(10.0)%*	*2.3%*	*17.5%*

Source: PPC

Pilgrim's All about great taste.
15

Fiscal Year 2021 Capital Spending Capex (US$M) Source: PPC  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects.  New strategic projects will support key customers growth and emphasize our focus on achieving a balanced portfolio. 16 Capex (US$M)

Investor Relations Contact Investor Relations: Julie Kegley Financial Profiles E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 17

APPENDIX 18

Appendix: Reconciliation of Adjusted EBITDA Source: PPC. “EBITDA” is defined as the sum of net income plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction loss (gain), (2) transaction costs from business acquisitions, (3) DOJ agreement & litigation settlements, (4) negative adjustment to previously recognized gain on bargain purchase, (5) shareholder litigation settlement, (6) deconsolidation of a subsidiary and (7) net income attributable to noncontrolling interest. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis. 19Source: PPC

Appendix: Reconciliation of Adjusted EBITDA

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended		Six Months Ended	
	June 27, 2021	June 28, 2020	June 27, 2021	June 28, 2020
	(In thousands)			
Net income	$ (166,503)	$ (6,400)	$ (66,035)	$ 61,049
Add:				
Interest expense, net[(a)]	49,809	31,165	77,777	62,163
Income tax expense	(9,812)	(2,956)	25,546	35,556
Depreciation and amortization	95,728	84,603	182,260	164,376
EBITDA	(30,778)	106,412	219,548	323,144
Add:				
Foreign currency transaction loss (gain)[(b)]	4,145	5,525	6,659	(12,860)
Transaction costs related to acquisitions[(c)]	2,545	(81)	2,545	134
DOJ agreement & litigation settlements[(d)]	395,886	—	398,285	—
Minus:				
Negative adjustment to previously recognized gain on bargain purchase[(e)]	—	—	—	(1,740)
Shareholder litigation settlement[(f)]	—	—	—	34,643
Deconsolidation of subsidiary[(g)]	—	—	1,131	—
Net income attributable to noncontrolling interest	184	(364)	444	(183)
Adjusted EBITDA	$ 371,614	$ 112,220	$ 625,462	$ 277,698

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction loss (gain) in the Condensed Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(d) On October 13, 2020, Pilgrims announced that we have entered into a plea agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110,524,140. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. The difference from prior accrual to updated amount was recognized during the three months ended March 28, 2021. This difference recognized in the three and six months ended June 28, 2021 was offset by amounts recognized in anticipation of probable settlements in ongoing litigation.
(e) The gain on bargain purchase was recognized as a result of the PPL acquisition in October 2019. The amount shown above represents a working capital adjustment to the previously recorded gain on bargain purchase.
(f) Shareholder litigation settlement is income received as a result of a settlement in the first quarter of 2020.
(g) This represents a gain recognized as a result of deconsolidation of a subsidiary.

Pilgrim's All about great taste.

Source: PPC

20

Appendix: Reconciliation of LTM Adjusted EBITDA 21 Source: PPC. The summary unaudited consolidated income statement data for the twelve months ended June 27, 2021 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the six months ended June 28, 2020 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 27, 2020 and (2) the applicable unaudited consolidated income statement data for the six months ended June 27, 2021. Source: PPC PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Three Months Ended LTM Ended September 27, 2020 December 27, 2020 March 28, 2021 June 27, 2021 June 27, 2021 (In thousands) Net income $ 33,691 $ 330 $ 100,468 $ (166,503) $ (32,014) Add: Interest expense, net 28,801 27,849 27,968 49,809 134,427 Income tax expense 22,344 8,855 35,358 (9,812) 56,745 Depreciation and amortization 84,265 88,463 86,532 95,728 354,988 EBITDA 169,101 125,497 250,326 (30,778) 514,146 Add: Foreign currency transaction losses 9,092 4,528 2,514 4,145 20,279 Transaction costs related to acquisitions — — — 2,545 2,545 DOJ agreement & litigation settlements 110,524 75,000 2,399 395,886 583,809 Restructuring charges — 123 — — 123 Hometown Strong commitment 14,506 494 — — 15,000 Minus: Negative adjustment to previously recognized gain on bargain purchase (2,006) — — — (2,006) Deconsolidation of subsidiary — — 1,131 — 1,131 Net income (loss) attributable to noncontrolling interest 245 251 260 184 940 Adjusted EBITDA $ 304,984 $ 205,391 $ 253,848 $ 371,614 $ 1,135,837

Appendix: Reconciliation of EBITDA Margin

EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

PILGRIM'S PRIDE CORPORATION
Reconciliation of EBITDA Margin
(Unaudited)

	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended	
	June 27, 2021	June 28, 2020	June 27, 2021	June 28, 2020	June 27, 2021	June 28, 2020	June 27, 2021	June 28, 2020
				(In thousands)				
Net income	$ (166,503)	$ (6,400)	$ (66,035)	$ 61,049	(4.58) %	(0.23) %	(0.96) %	1.03 %
Add:								
Interest expense, net	49,809	31,165	77,777	62,163	1.37 %	1.10 %	1.13 %	1.05 %
Income tax expense	(9,812)	(2,956)	25,546	35,556	(0.27) %	(0.10) %	0.37 %	0.60 %
Depreciation and amortization	95,728	84,603	182,260	164,376	2.63 %	2.99 %	2.63 %	2.78 %
EBITDA	(30,778)	106,412	219,548	323,144	(0.85) %	3.76 %	3.17 %	5.46 %
Add:								
Foreign currency transaction losses (gains)	4,145	5,525	6,659	(12,860)	0.11 %	0.19 %	0.09 %	(0.21) %
Transaction costs related to acquisitions	2,545	(81)	2,545	134	0.07 %	— %	0.04 %	— %
DOJ agreement & litigation settlements	395,886	—	398,285	—	10.88 %	— %	5.76 %	— %
Minus:								
Negative adjustment to previously recognized gain on bargain purchase	—	—	—	(1,740)	— %	— %	— %	(0.03) %
Shareholder litigation settlement	—	—	—	34,643	— %	— %	— %	0.59 %
Deconsolidation of subsidiary	—	—	1,131	—	— %	— %	0.02 %	— %
Net income attributable to noncontrolling interest	184	(364)	444	(183)	0.01 %	(0.01) %	0.01 %	— %
Adjusted EBITDA	$ 371,614	$ 112,220	$ 625,462	$ 277,698	10.20 %	3.96 %	9.03 %	4.69 %
Net sales	$ 3,637,698	$ 2,824,023	$ 6,911,123	$ 5,898,951	$ 3,637,698	$ 2,824,023	$ 6,911,123	$ 5,898,951

Source: PPC

Pilgrim's All about great taste.
22

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended June 27, 2021				Three Months Ended June 28, 2020			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income	$ (219,155)	$ (11,536)	$ 64,188	$ (166,503)	$ (413)	$ 22,259	$ (28,246)	$ (6,400)
Add:								
Interest expense, net[(a)]	49,998	408	(597)	49,809	31,649	325	(809)	31,165
Income tax expense	(64,469)	34,665	19,992	(9,812)	2,092	1,905	(6,953)	(2,956)
Depreciation and amortization	63,494	26,130	6,104	95,728	54,905	22,709	6,989	84,603
EBITDA	(170,132)	49,667	89,687	(30,778)	88,233	47,198	(29,019)	106,412
Add:								
Foreign currency transaction loss (gain)[(b)]	8,821	(905)	(3,771)	4,145	5,505	(967)	987	5,525
Transaction costs related to acquisitions[(c)]	2,545	—	—	2,545	(81)	—	—	(81)
DOJ agreement & litigation settlements[(d)]	395,886	—	—	395,886	—	—	—	—
Minus:								
Negative adjustment to previously recognized gain on bargain purchase[(e)]	—	—	—	—	—	—	—	—
Shareholder litigation settlement[(f)]	—	—	—	—	—	—	—	—
Deconsolidation of subsidiary[(g)]	—	—	—	—	—	—	—	—
Net income attributable to noncontrolling interest	—	—	184	184	—	—	(364)	(364)
Adjusted EBITDA	$ 237,120	$ 48,762	$ 85,732	$ 371,614	$ 93,657	$ 46,231	$ (27,668)	$ 112,220

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction loss (gain) in the Condensed Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(d) On October 13, 2020, Pilgrims announced that we have entered into a plea agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110,524,140. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. The difference from prior accrual to updated amount was recognized during the three months ended March 28, 2021. This difference recognized in the three and six months ended June 28, 2021 was offset by amounts recognized in anticipation of probable settlements in ongoing litigation.
(e) The gain on bargain purchase was recognized as a result of the PPL acquisition in October 2019. The amount shown above represents a working capital adjustment to the previously recorded gain on bargain purchase.
(f) Shareholder litigation settlement is income received as a result of a settlement in the first quarter of 2020.
(g) This represents a gain recognized as a result of deconsolidation of a subsidiary.

Pilgrim's All about great taste.

Source: PPC

23

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Six Months Ended June 27, 2021				Six Months Ended June 28, 2020			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income	$ (178,222)	$ 1,727	$ 110,460	$ (66,035)	$ 100,389	$ 33,805	$ (73,145)	$ 61,049
Add:								
Interest expense, net[(a)]	79,692	623	(2,538)	77,777	63,377	696	(1,910)	62,163
Income tax expense	(56,724)	33,580	48,690	25,546	22,321	13,084	151	35,556
Depreciation and amortization	118,746	51,197	12,317	182,260	106,944	43,741	13,691	164,376
EBITDA	(36,508)	87,127	168,929	219,548	293,031	91,326	(61,213)	323,144
Add:								
Foreign currency transaction loss (gain)[(b)]	3,482	(420)	3,597	6,659	(27,527)	(1,694)	16,361	(12,860)
Transaction costs related to acquisitions[(c)]	2,545	—	—	2,545	134	—	—	134
DOJ agreement & litigation settlements[(d)]	398,285	—	—	398,285	—	—	—	—
Minus:								
Negative adjustment to previously recognized gain on bargain purchase[(e)]	—	—	—	—	—	(1,740)	—	(1,740)
Shareholder litigation settlement[(f)]	—	—	—	—	34,643	—	—	34,643
Deconsolidation of subsidiary[(g)]	—	1,131	—	1,131	—	—	—	—
Net income attributable to noncontrolling interest	—	—	444	444	—	—	(183)	(183)
Adjusted EBITDA	$ 367,804	$ 85,576	$ 172,082	$ 625,462	$ 230,995	$ 91,372	$ (44,669)	$ 277,698

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction loss (gain) in the Condensed Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(d) On October 13, 2020, Pilgrims announced that we have entered into a plea agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110,524,140. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. The difference from prior accrual to updated amount was recognized during the three months ended March 28, 2021. This difference recognized in the three and six months ended June 28, 2021 was offset by amounts recognized in anticipation of probable settlements in ongoing litigation.
(e) The gain on bargain purchase was recognized as a result of the PPL acquisition in October 2019. The amount shown above represents a working capital adjustment to the previously recorded gain on bargain purchase.
(f) Shareholder litigation settlement is income received as a result of a settlement in the first quarter of 2020.
(g) This represents a gain recognized as a result of deconsolidation of a subsidiary.

Pilgrim's

All about great taste.

Source: PPC

24

Appendix: Reconciliation of Adjusted Operating Income 25 Source: PPC. Source: PPC Adjusted Operating Income is calculated by adding to Operating Income certain items of expense and deducting from Operating Income certain items of income. Management believes that presentation of Adjusted Operating Income provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income to adjusted operating income as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Operating Income (Unaudited) Three Months Ended Six Months Ended June 27, 2021 June 28, 2020 June 27, 2021 June 28, 2020 (In thousands) GAAP operating income (U.S. operations) $ (224,171) $ 39,448 $ (156,046) $ 124,500 Transaction costs related to acquisitions 2,545 (81) 2,545 134 DOJ agreement & litigation settlements 395,886 — 398,285 — Adjusted operating income (U.S. operations) $ 174,260 $ 39,367 $ 244,784 $ 124,634 Adjusted operating income margin (U.S. operations) 7.8% 2.2% 5.8% 3.3%

Appendix: Reconciliation of Adjusted Operating Income 26 Source: PPC. Source: PPC Adjusted Operating Income Margin for the U.S. is calculated by dividing Adjusted operating income by Net Sales. Management believes that presentation of Adjusted Operating Income Margin provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of GAAP operating income margin for the U.S. to adjusted operating income margin for the U.S. is as follows: PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP Operating Income Margin to Adjusted Operating Income Margin (Unaudited) Three Months Ended Six Months Ended June 27, 2021 June 28, 2020 June 27, 2021 June 28, 2020 (In percent) GAAP operating income margin (U.S. operations) (10.0)% 2.2% (3.7) % 3.3 % Transaction costs related to acquisitions 0.1% — % 0.1% — % DOJ agreement & litigation settlements 17.7% — % 9.4% — % Adjusted operating income margin (U.S. operations) 7.8% 2.2% 5.8% 3.3%

Appendix: Reconciliation of Adjusted Net Income 27 Source: PPC. Adjusted net income attributable to Pilgrim's Pride Corporation (“Pilgrim's”) is calculated by adding to Net income attributable to Pilgrim's certain items of expense and deducting from Net income attributable to Pilgrim's certain items of income, as shown below in the table. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with U.S. GAAP, to compare the performance of companies. Management also believe that this non-U.S. GAAP financial measure, in combination with our financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of such charges on net income attributable to Pilgrim’s Pride Corporation per common diluted share. Adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is not a measurement of financial performance under U.S. GAAP, has limitations as an analytical tool and should not be considered in isolation or as a substitute for an analysis of our results as reported under U.S. GAAP. Management believes that presentation of adjusted net income attributable to Pilgrim’s provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of net income attributable to Pilgrim’s Pride Corporation per common diluted share to adjusted net income attributable to Pilgrim’s Pride Corporation per common diluted share is as follows: Source: PPC (a) Net tax expense (benefit) of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended Six Months Ended June 27, 2021 June 28, 2020 June 27, 2021 June 28, 2020 (In thousands, except per share data) Net income attributable to Pilgrim's $ (166,687) $ (6,036) $ (66,479) $ 61,232 Add: Foreign currency transaction losses (gains) 4,145 5,525 6,659 (12,860) Transaction costs related to acquisitions 2,545 (81) 2,545 134 DOJ agreement & litigation settlements 395,886 — 398,285 — Loss on early extinguishment of debt recognized as a component of interest expense 24,254 — 24,254 — Minus: Deconsolidation of subsidiary — — 1,131 — Adjusted net income attributable to Pilgrim's before tax impact of adjustments 260,143 (592) 364,133 48,506 Net tax impact of adjustments(a) (106,323) (1,356) (107,265) 3,170 Adjusted net income attributable to Pilgrim's $ 153,820 $ (1,948) $ 256,868 $ 51,676 Weighted average diluted shares of common stock outstanding 243,675 246,687 243,627 248,308 Adjusted net income attributable to Pilgrim's per common diluted share $ 0.63 $ (0.01) $ 1.05 $ 0.21

Appendix: Reconciliation of GAAP EPS to Adjusted EPS 28 Source: PPC. Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: Source: PPC (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended Six Months Ended June 27, 2021 June 28, 2020 June 27, 2021 June 28, 2020 (In thousands, except per share data) GAAP EPS $ (0.68) $ (0.02) $ (0.27) $ 0.25 Add: Foreign currency transaction losses (gains) 0.02 0.02 0.03 (0.05) Transaction costs related to acquisitions 0.01 — 0.01 — DOJ agreement & litigation settlements 1.62 — 1.63 — Loss on early extinguishment of debt recognized as a component of interest expense 0.10 — 0.10 — Minus: Deconsolidation of subsidiary — — — — Adjusted EPS before tax impact of adjustments 1.07 — 1.50 0.20 Net tax impact of adjustments(a) (0.44) (0.01) (0.45) 0.01 Adjusted EPS $ 0.63 $ (0.01) $ 1.05 $ 0.21 Weighted average diluted shares of common stock outstanding 243,675 246,687 243,627 248,308

Appendix: Supplementary Selected Segment and Geographic Data 29 Source: PPC. Source: PPC PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended Six Months Ended June 27, 2021 June 28, 2020 June 27, 2021 June 28, 2020 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 2,248,470 $ 1,798,689 $ 4,248,029 $ 3,725,569 U.K. and Europe 935,845 757,201 1,790,579 1,579,463 Mexico 453,383 268,133 872,515 593,919 Total net sales $ 3,637,698 $ 2,824,023 $ 6,911,123 $ 5,898,951 Sources of cost of sales by geographic region of origin: U.S. $ 2,008,122 $ 1,710,668 $ 3,874,822 $ 3,499,445 U.K. and Europe 885,800 700,553 1,702,726 1,470,687 Mexico 363,549 293,143 692,119 632,085 Elimination (14) (200) (28) (224) Total cost of sales $ 3,257,457 $ 2,704,164 $ 6,269,639 $ 5,601,993 Sources of gross profit by geographic region of origin: U.S. $ 240,348 $ 88,021 $ 373,207 $ 226,124 U.K. and Europe 50,045 56,648 87,853 108,776 Mexico 89,834 (25,010) 180,396 (38,166) Elimination 14 200 28 224 Total gross profit $ 380,241 $ 119,859 $ 641,484 $ 296,958 Sources of operating income by geographic region of origin: U.S. $ (224,171) $ 39,448 $ (156,046) $ 124,500 U.K. and Europe 21,831 23,185 32,326 46,375 Mexico 79,195 (35,544) 159,025 (59,424) Elimination 14 200 28 224 Total operating income $ (123,131) $ 27,289 $ 35,333 $ 111,675